SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 14, 2002

                          VISHAY INTERTECHNOLOGY, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-7416                   38-1686453
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


63 Lincoln Highway, Malvern, Pennsylvania                          19355-2120
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (610) 644-1300
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                                       N/A
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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Statement Under Oath of Chief Executive Officer dated August
                  14, 2002.

99.2              Statement Under Oath of Chief Financial Officer dated August
                  14, 2002.


Item 9.  Regulation FD Disclosure.

      On August 14, 2002, each of the Chief Executive Officer, Dr. Felix Zandman, and Chief Financial Officer, Richard N. Grubb, of Vishay Intertechnology, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VISHAY INTERTECHNOLOGY, INC.


                              /s/ Avi D. Eden
                              ------------------------------
                              By: Avi D. Eden
                                  Executive Vice President and General Counsel


Date: August 14, 2002



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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Statement Under Oath of Chief Executive Officer dated August
                  14, 2002.

99.2              Statement Under Oath of Chief Financial Officer dated August
                  14, 2002.



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